                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                              ISONICS CORPORATION
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

                      JAMES E. ALEXANDER, PRESIDENT
------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box):

/X/         No fee required.
/ /         Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.
            (1)  Title of each class of securities to which transaction applies:
                 ----------------------------------------------------------
            (2)  Aggregate number of securities to which transaction
                 applies:
                 ----------------------------------------------------------
            (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                 ----------------------------------------------------------
            (4)  Proposed maximum aggregate value of transaction:
                 ----------------------------------------------------------
            (5)  Total fee paid:
                 ----------------------------------------------------------
/ /         Fee paid previously with preliminary materials.
(1)         Set forth the amount on which the filing fee is calculated and state how it was determined.
/ /         Check box if any part of the fee is offset as provided by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
            Schedule and the date of its filing.
            (1)  Amount Previously Paid:
                 ----------------------------------------------------------
            (2)  Form, Schedule or Registration Statement No.:
                 ----------------------------------------------------------
            (3)  Filing Party:
                 ----------------------------------------------------------
            (4)  Date Filed:
                 ----------------------------------------------------------

                              ISONICS CORPORATION
                              5906 MCINTYRE STREET
                                GOLDEN, CO 80403

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000

                            ------------------------

                                                                  March 10, 2000

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

    The Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation, ("Isonics" or the "Company") will be held at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, CO 80401 (telephone: 303-279-9100), on April 26, 2000 at 10:00 a.m. local time, to consider and take action on:

    1. The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

    2. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

    The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

    Only holders of record of common stock at the close of business on February 29, 2000, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

    SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

    Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                          By Order of the Board of Directors:

                                          James E. Alexander, PRESIDENT

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                              ISONICS CORPORATION
                              5906 MCINTYRE STREET
                                GOLDEN, CO 80403

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000

                             ---------------------

                                                                  March 10, 2000

    This Proxy Statement is being furnished to shareholders of ISONICS CORPORATION ("Isonics" or the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, CO 80401 (telephone: 303-279-9100), on April 26, 2000. This Proxy Statement will be first mailed to the shareholders on or before March 20, 2000.

                               VOTING SECURITIES

    Holders of record of the Company's common stock (the "Common Stock") at the close of business on February 29, 2000 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had 6,663,017 shares of Common Stock outstanding and 1,830,000 shares of Series A Convertible Preferred Stock outstanding. The holders of shares of Common Stock and Series A Convertible Preferred Stock are entitled to one vote per share. The Company's voting securities include its outstanding Common Stock and Series A Convertible Preferred Stock.

    A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the five nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1).

    Management may, in its discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

    Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

    A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

    The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 29, 2000, by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                    BENEFICIAL OWNERSHIP(1)
                                                              -----------------------------------
BENEFICIAL OWNER                                              NUMBER OF SHARES   PERCENT OF TOTAL
----------------                                              ----------------   ----------------
James E. Alexander(2).......................................     2,104,779             31.5%
Boris Rubizhevsky(3)........................................     1,923,293             28.5%
Stephen J. Burden(4)........................................       300,504              4.3%
Daniel J. Grady(5)..........................................       237,510              3.4%
Brantley J. Halstead(6).....................................       141,000              2.1%
Robert H. Cuttriss(7).......................................       337,482              5.1%
Herbert Hegener(8)..........................................       213,865              3.2%
Lindsay Gardner(9)..........................................       293,784              4.3%
Richard Parker(10)..........................................        30,000              0.4%
Larry Wells(11).............................................        20,000              0.3%
All executive officers and directors as a group (10
  persons). The address for all of the above directors and
  executives officers is:
  5906 McIntyre Street, Golden, CO 80403....................     5,602,217             73.1%

Jacques Delente(12).........................................       376,339              5.6%
Richard Grossman(13)........................................     1,873,336             27.9%
Anfel Trading(14)...........................................       666,668              9.1%
Fairway Investors(15).......................................       400,000              5.7%
Eagle-Picher Technologies, LLC(16)..........................     4,000,000             37.5%

------------------------

 (1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission ("SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,663,017 shares of Common Stock outstanding on February 29, 2000, adjusted as required by rules promulgated by the SEC.

 (2) Includes (i) 25,000 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999, and
     (ii) 45,455 shares of Common Stock held in the name of The James & Carol Alexander Family Foundation.

 (3) Includes (i) 91,730 shares of Common Stock held by Mr. Rubizhevsky's wife,
     (ii) 22,500 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999, and
     (iii) 66,666 shares of Common Stock underlying 33,333 shares of Series A Convertible Preferred Stock and 33,333 warrants issued in connection with a second private placement (the "Placement II") of Series A Convertible Preferred Stock and warrants to purchase Common Stock of the Company.

 (4) Includes (i) 21,458 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999, (ii) 71,429 shares of Common Stock underlying options granted upon beginning employment with the Company (of which 42,854 have vested as of February 10, 2000, and continue to vest at a rate of 5% per quarter),
     (iii) warrants exercisable for 40,951 shares of Common Stock issued in connection with a private placement of 12% nonconvertible promissory notes and warrants to purchase Common Stock of the Company in September 1997 (the "Placement I"), (iv) 100,000 shares of Common Stock underlying options granted as compensation for promotion to vice-president in January 1999 (of which 40,000 have vested as of February 10, 2000, and continue to vest at a rate of 5% per quarter), and (v) 66,666 shares of Common Stock underlying 33,333 shares of Convertible Preferred Stock and 33,333 warrants issued in connection with the Placement II.

 (5) Includes (i) 207,340 shares of Common Stock subject to stock options currently exercisable, and (ii) 15,625 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999.

 (6) Includes (i) 100,000 shares of Common Stock underlying options granted upon beginning employment with the Company (of which 40,000 have vested as of February 10, 2000, and continue to vest at a rate of 5% per fiscal quarter), (ii) 16,000 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999, and
     (iii) 25,000 shares of Common Stock underlying options granted upon promotion to Vice President, Finance on January 30, 2000. Mr. Halstead became Chief Financial Officer, Secretary and Treasurer in March 1999.

 (7) Includes (i) 317,482 shares of Common Stock held in the name of Metallurgy International, Inc. In which Dr. Cuttriss and his wife, P. D. Cuttriss, are controlling shareholders, and (ii) 20,000 shares of Common Stock underlying options granted at acquisition of Interpro by Isonics Corporation.

 (8) Includes 35,000 shares of Common Stock underlying warrants currently exercisable granted as compensation for late loan repayments.

 (9) Includes (i) warrants exercisable for 91,001 shares of Common Stock, and
     (ii) 30,000 shares of Common Stock underlying stock options currently exercisable given for service as a non-employee member of the Board of Directors. Does not include options to purchase 10,000 shares of Common Stock which will be granted to Ms. Gardner if she is re-elected to the Board of Directors at the Annual Meeting of Shareholders scheduled for April 26, 2000.

(10) Includes 30,000 shares of Common Stock underlying stock options currently exercisable given for service as a non-employee member of the Board of Directors. Does not include options to purchase 10,000 shares of Common Stock which will be granted to Mr. Parker if he is re-elected to the Board of Directors at the Annual Meeting of Shareholders scheduled for April 26, 2000.

(11) Includes 20,000 shares of Common Stock underlying stock options currently exercisable given for service as a non-employee member of the Board of Directors. Does not include options to purchase 10,000 shares of Common Stock which will be granted to Mr. Wells if he is re-elected to the Board of Directors at the Annual Meeting of Shareholders scheduled for April 26, 2000.

(12) Includes (i) 37,272 shares of Common Stock held by the Jacques Delente Revocable Trust, (ii) warrants exercisable for 85,581 shares of Common Stock issued in connection with the Placement I, (iii) 15,000 options granted as compensation for volunteering to a reduction in salary from November 1, 1998, through April 30, 1999, and (iv) 5,938 shares of Common Stock underlying options granted as compensation for volunteering to defer salary in March and April 1999. Dr. Delente's address is c/o Isonics Corporation, 5906 McIntyre Street, Golden, CO 80403.

(13) Includes beneficial ownership of the following shares: (i) 40,000 shares of Common Stock underlying 20,000 shares of Convertible Preferred Stock and 20,000 warrants owned of record and beneficially by Richard Grossman,
     (ii) 40,000 shares of Common Stock underlying 20,000 shares of Convertible Preferred Stock and 20,000 warrants owned of record and beneficially by Orin Hirschman (of which shares Mr. Grossman disclaims beneficial ownership), (iii) 1,106,668 shares of Common Stock underlying 553,334 shares of Convertible Preferred Stock and 553,334 warrants owned of record and beneficially by Adam Smith Investment Partners, L.P., (iv) 226,668 shares of Common Stock underlying 113,334 shares of Convertible Preferred Stock and 113,334 warrants owned of record and beneficially by Adam Smith Investments, Ltd., and (v) 500,000 shares of Common Stock underlying 500,000 warrants owned of record and beneficially by Adam Smith & Company, Inc., all as set forth on the Schedule 13D filed by such persons on August 12, 1999. The business addresses of Richard

     Grossman and Orin Hirschman, and the principal executive offices of Adam Smith Investment Partners, L.P. and Adam Smith & Company, Inc., are located at 101 East 52nd Street, New York, New York 10022. The principal executive offices of Adam Smith Investments, Ltd. are c/o Insinger Fund Administration (BVI) Limited, Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands.

(14) Includes 666,668 shares of Common Stock underlying 333,334 shares of Convertible Preferred Stock and 333,334 warrants. The principal executive offices of Anfel Trading Ltd. are c/o Me. Andre Zolty, 24 Route De Malagnou, 1208 Geneva, Switzerland.

(15) Includes 400,000 shares of Common Stock underlying 200,000 shares of Convertible Preferred Stock and 200,000 warrants, as set forth on the
     Schedule 13G filed on August 13, 1999. The principal executive offices of Fairway Investors are located at 8707 Skokie Boulevard, Skokie, Illinois 60077.

(16) Includes 4,000,000 shares of Common Stock underlying warrants given in the Eagle-Picher Transaction in which the Company sold its depleted zinc business to Eagle-Picher Technologies, LLC, and described in more detail elsewhere in this document and on Form 8K filed by the Company on December 15, 1999. The principal executive offices of Eagle-Picher Technologies, LLC are located at 250 East Fifth Street, Suite 500, Cincinnati, Ohio 45202.

    The Series A Convertible Preferred Stock ("Series A Stock") consists of 1,830,000 shares issued with a liquidation preference and conversion right of $1.50 per share. The Series A Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such Series A Stock. The Redemption Trigger Date for the Series A Stock shall be the business day immediately following the thirtieth consecutive trading day that the average closing price during such trading days (or, if no closing price is reported, the average of the bid and ask prices) of the shares of Common Stock was above $8.00 per share (which minimum price shall be proportionally adjusted for stock splits, stock dividends, reverse stock splits and any other subdivision or combination of the Common Stock). After the Redemption Date, the Company may redeem all or any part of the Series A Stock at its election at any time and from time to time. The Series A Stock is convertible into Common Stock at the option of the holder until the Company, if at all, chooses to redeem such shares on the basis of one share of Common Stock per share of Series A Stock and, until converted, each share of Series A Stock is entitled to one vote at any meeting of the shareholders of the Company.

    The Company knows of no arrangement, the operation of which may, at a subsequent date, result in change in control of the Company.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The following persons are nominated as directors of the Company for a term of one year and until the election and qualification of their successors:

James E. Alexander           Boris Rubizhevsky            Lindsay A. Gardner
Richard Parker               Larry J. Wells

    These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of the Company, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS.

    The following table sets forth the names and ages of all the Directors and Executive Officers of Isonics, and the positions held by each such person. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.

NAME                           AGE                               POSITION
----                         --------                            --------
                                        President, Chief Executive Officer and Chairman of the
James E. Alexander........      51      Board
Boris Rubizhevsky.........      49      Senior Vice President, Vice Chairman and Director
Daniel J. Grady...........      45      Vice President, Medical, Research and Diagnostics
Stephen J. Burden.........      51      Vice President, Semiconductor Materials
Brantley J. Halstead......      42      Chief Financial Officer, Vice President, Finance
Robert Cuttriss...........      50      President of Interpro
Herbert Hegener...........      53      Managing Director of Chemotrade
Lindsay A. Gardner(1)(2)..      46      Director
Richard Parker(1)(2)......      56      Director
Larry J. Wells(1)(2)......      57      Director

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Each of the directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Each officer serves at the discretion of the Board.

    Mr. Alexander is our co-founder and has served as our President, Chief Executive Officer and a director since our inception. He has worked full-time for Isonics since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric Corporation ("GE") in the aircraft engine and nuclear power businesses, where his last position was Manager of Technology Programs. Mr. Alexander received his Bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a Masters degree in Business Administration from Santa Clara University.

    Mr. Rubizhevsky is also a co-founder of the Company and has been a Senior Vice President and a director since inception and became Vice Chairman in March 1997. From November 1986 through December 1994, he owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at General Electric Corporation as Business Development Manager in various international locations. He received his Bachelors degree in Engineering from Stevens Institute of Technology.

    Dr. Grady joined Isonics as Vice President, Medical, Research and Diagnostics in 1995. From March 1994 through September 1995, Dr. Grady was Vice President of Research and Development at Sopha Medical Systems, a medical diagnostic imaging equipment manufacturer. From April 1991 until March 1994, he served as Marketing Manager, Nuclear Energy for General Electric Corporation ("GE"). From May 1988 through March 1991, Dr. Grady served as Software Engineer Manager, Nuclear Medicine for GE in England. From October 1984 through
May 1988, he served as Clinical Applications Manager for GE Nuclear Medicine. Between June 1981 and October 1984, he served as Engineering Analysis
Section Head for TRW. Dr. Grady received his Bachelors and Masters degrees, and Ph.D. in Nuclear Engineering from the University of Michigan.

    Dr. Burden joined Isonics in 1997. Prior to joining Isonics Dr. Burden was Director of Product Development at sp3, Inc., a manufacturer of diamond-coated tools. From 1984 to 1993, he was Manager of Advanced Materials R&D at GTE Valenite, a subsidiary of GTE Corporation, a manufacturer of cutting tools. From 1974 to 1984, Dr. Burden was employed by General Electric Corporation in various capacities. Dr. Burden has a Ph.D. and a Masters of Science degree, both in Materials Science, and both from Drexel

University. Dr. Burden has a Bachelors degree in Science Engineering, and an MBA from the University of Michigan.

    Mr. Halstead joined us as Chief Financial Officer in 1999 and was promoted to Vice President, Finance effective January 30, 2000. Most recently,
Mr. Halstead was Chief Financial Officer of Bio-Medical Automation, Inc. (formerly OZO Diversified Automation, Inc.), from 1997 through 1999.
Mr. Halstead also has nine years of management consulting experience, including five years with Deloitte & Touche LLP. Prior to earning his Masters of Business Administration in Finance from the University of Denver, Mr. Halstead worked as a metallurgical engineer. Mr. Halstead received his Bachelors degree in Metallurgical Engineering from the Colorado School of Mines, and his Masters of Accountancy from the University of Denver.

    Dr. Cuttriss has served as the President of Interpro since 1993. With 29 years experience in process operations in the mining and metallurgical industries, Dr. Cuttriss' experience includes holding the title of principal consultant and director of Metallurgy International Pty Ltd., from 1983 through 1993. He has undertaken management and technical assignments covering the design, commissioning and operation of mineral treatment plants, technical audits and evaluations, pilot plant testing and process development for projects throughout the world. Dr. Cuttriss received his Bachelors and Ph.D. degrees in Metallurgy from the University of Melbourne and his Masters in Metallurgy from the University of Queensland.

    Mr. Hegener is a co-founder of Chemotrade and has served as the President since its formation in 1991. From 1988 to 1991, Mr. Hegener was with Medgenix Deutschland GmbH-Dusseldorf, and his last position with this firm was Managing Director. From 1973 to 1988, Mr. Hegener worked at the Hempel Group, Dusseldorf, Germany, in various management positions. Mr. Hegener is a specialist in stable and radioactive isotopes. He has degrees in Chemistry and Economics.

    Ms. Gardner was elected a director in September 1993. She has served from 1991 through the present as President of LG Associates, a US-based management consulting firm providing materials management expertise to foreign company affiliates of US companies in developing countries. During her tenure at LG Associates Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994, when she moved to Beijing, China, where she currently resides. From 1977 to 1991, Ms. Gardner worked for General Electric Corporation in a variety of management and functional positions including international marketing, quality assurance and materials. Ms. Gardner received a Bachelors degree in International Economics from The George Washington University Elliott School of International Affairs, and earned a Masters of Business Administration from the University of Louisville.

    Mr. Parker has served as a director since August 1998. Mr. Parker is presently Vice-President of Distribution Sales for Cypress Semiconductor and has held that position since December 1997. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a Bachelors degree in Education from the University of North Dakota.

    Mr. Wells was elected a director of the Company in January 2000. Since 1989, Mr. Wells has been a general partner of SVP Management Company, the management company for Sundance Venture Partners, L.P., a venture capital fund. From 1983 to 1989, Mr. Wells served as Vice President of Citicorp Venture Capital then became Senior Vice president of Inco Venture Capital. Mr. Wells is a director of Cellegy Pharmaceuticals, Identix, Incorporated, as well as several privately held companies. Mr. Wells received his bachelors degree in Economics and earned a masters degree in Business Administration from Stanford University. Mr. Wells was previously a director of Isonics Corporation from September 1996 through December 1998.

    There are no significant employees who are not also directors or executive officers as described above. As of April 30, 1999, and subsequently, there were and are no family relationships among the officers, directors or any person chosen by the Company to become a director or officer. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. There are no material legal proceedings pending against the Company.

MEETINGS OF THE BOARD AND COMMITTEES.

    The Board of Directors held three formal meetings during the fiscal year ended April 30, 1999, and three meetings subsequently through January 31, 2000. Each director attended all of the formal meetings either in person or by telephone with the exception of Lindsay Gardner who attended two of the three meetings of the Board held in the fiscal year ended April 30, 1999. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company and the directors acted by unanimous consent four times during fiscal 1999 and three times subsequently through January 31, 2000. Isonics has standing audit and compensation committees. It does not have a standing nomination committee.

    AUDIT COMMITTEE.

    The audit committee was formed in 1996 and held one formal meeting during the fiscal year ended April 30, 1999, and one meeting subsequently through January 31, 2000. Each member of that committee attended each of those meetings in person or by telephone. The responsibilities of the audit committee include:

    - recommending the appointment of independent accountants;

    - reviewing the arrangements for and scope of the audit by independent accountants;

    - reviewing the independence of the independent accountants;

    - considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions;

    - reviewing and monitoring Isonics' policies regarding business ethics and conflicts of interest;

    - discussing with management and the independent accountants Isonics' draft annual financial statements and key accounting and reporting matters; and

    - reviewing the activities and recommendations of our accounting department.

    COMPENSATION COMMITTEE.

    The compensation committee held one formal meeting during the fiscal year ended April 30, 1999, and one meeting subsequently through January 31, 2000. Each member of that committee attended each of those meetings in person or by telephone. The compensation committee has the authority to review and make recommendations to our board of directors with respect to the compensation of our executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                            SECTION 16(a) DISCLOSURE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with exception (or in addition) to the following:

    1. Mr. Rubizhevsky filed a Form 4 in February 2000 reporting a purchase that took place in July 1999.

    2.  Mr. Parker filed a Form 3 in February 2000. He became subject to the
       Section 16(a) reporting requirements when he became a director of the Company in August 1998.

    3. Dr. Cuttriss and his affiliate, Metallurgy International, Inc., jointly filed a Form 3 in February 2000. Dr. Cuttriss became subject to the
       Section 16(a) reporting requirements when he became an executive officer of the Company in May 1998. A joint filing of two Form 4s was also made in February 2000 reporting transactions that occurred in July and September of 1999. These transactions indicated that Dr. Cuttriss may have obtained a short-swing profit of $4,218.00. Dr. Cuttriss resolved this alleged liability to the Company in February 2000 by paying the Company $500.00 and entering into a promissory note for the balance payable with interest over eight quarters beginning June 1, 2000, at the rate of $499.92 per quarter.

    4.  Mr. Halstead filed a Form 3 in February 2000. He became subject to the
       Section 16(a) reporting requirements when he became an executive officer of the Company in March 1999.

    5.  Dr. Burden filed a Form 3 in February 2000. He became subject to the
       Section 16(a) reporting requirements when he became an executive officer of the Company in January 1999. Dr. Burden also filed a Form 4 in February 2000 reporting a purchase that took place in July 1999.

    6. Mr. Herbert Hegener filed a Form 3 in February of 2000. He became subject to the Section 16(a) reporting requirements when he became an executive officer of the Company's subsidiary, Chemotrade, Inc., in June 1998. Mr. Hegener has filed a Form 4 in February, 2000, reporting a warrant acquired in June 1999.

    7.  Eagle-Picher Technologies, LLC became subject to the
       Section 16(a) reporting requirements when it became a greater than 10% beneficial owner in December of 1999. Eagle-Picher has filed a Form 3 on March 10, 2000.

    8. Mr. Paul Catuna, a former executive officer of the company, was subject to the reporting requirements of Section 16(a) of the 1934 Act during the course of his employment. Mr. Catuna has filed a Form 4 in February, 2000, reporting a stock bonus received in January 1999.

    In addition to the foregoing, several directors and executive officers filed Form 4s in February 2000, which voluntarily reported the acquisition of certain Common Stock options that are exempt from the reporting requirements pursuant to Rule 16b-3.

    (a) Mr. Alexander voluntarily filed three Form 4s in February 2000 reporting transactions that took place in January, April, and December of 1999. The Company's Board approved the January and April transactions in minutes effective October 31,1999.

    (b) Mr. Rubizhevsky voluntarily filed two Form 4s in February 2000 reporting transactions that took place in January and April 1999. The January and April transactions were approved by the Company's Board in minutes effective October 31,1999.

    (c) Ms. Gardner voluntarily filed one Form 4 in February 2000 reporting transactions that took place in May and October of 1998.

    (d) Mr. Parker voluntarily filed a Form 4 in February 2000 reporting transactions that occurred in October 1998.

    (e) Mr. Halstead voluntarily filed two Form 4s in February 2000 reporting transactions that took place in April 1999 and in January 2000. The Company's Board approved these transactions in minutes effective October 31,1999, and in January 30, 2000.

    (f) Dr. Burden voluntarily filed one Form 4 in February 2000 reporting a transaction that took place in April 1999. The Company's Board approved this transaction in minutes effective October 31,1999.

    (g) Dr. Grady voluntarily filed two Form 4s in February 2000 reporting transactions that took place in January and April 1999 and were approved by the Company's Board in minutes effective October 31,1999.

SHORT-SWING LIABILITY

    Dr. Cuttriss and his affiliate, Metallurgy International, Inc., as a result of selling and acquiring shares in July and September of 1999 respectively, may have obtained a short-swing profit of $4,218.00. Dr. Cuttriss resolved this alleged liability to the Company in February 2000 by paying the Company $500.00, and entering into a promissory note for the balance payable with interest over eight quarters beginning June 1, 2000, at the rate of $499.92 per quarter. Additionally, Dr. Cuttriss and his affiliate, Metallurgy International, Inc. may have also obtained a short-swing profit of $30,937,50 as a result of the sale of additional shares made in March 2000. Dr. Cuttriss has resolved this alleged liability by agreeing to pay the Company $30,937.50 in cash no later than March 31, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Isonics for the three years ended April 30, 1997, 1998, and 1999. No other person who is currently an executive officer of Isonics earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to each by the Company and any subsidiary.

                                               ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS
                                         -------------------------------   ----------------------------------
                                                                                   AWARDS             PAYOUT
                                                                           -----------------------   --------
                                                                                        SECURITIES
                                                                              ($)       UNDERLYING
                               FISCAL      ($)        ($)         ($)      RESTRICTED   OPTIONS &      LTIP       ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY     BONUS     OTHER(A)      AWARDS      SARS (#)     PAYOUT    COMPENSATION
---------------------------   --------   --------   --------   ---------   ----------   ----------   --------   -------------
James E. Alexander..........    1997     174,000          0         0          0              0         0             0
  President & CEO               1998     204,870          0    60,553(b)       0              0         0             0
                                1999     200,000     50,000    35,016(b)       0         25,000(e)      0             0

Boris Rubizhevsky...........    1997     147,000          0         0          0              0         0             0
  Senior Vice President         1998     176,975          0    25,946(b)       0              0         0             0
                                1999     184,100     45,000    25,404(b)       0         22,500(f)      0             0

Daniel J. Grady.............    1997     107,000          0         0          0              0         0             0
  Vice President                1998     125,603          0         0          0              0         0             0
                                1999     127,188     16,000         0          0         15,625(g)      0             0

Stephen J. Burden...........    1997         N/A        N/A       N/A         N/A        71,459(h)     N/A           N/A
  Vice President(c)             1998         N/A        N/A       N/A         N/A           N/A        N/A           N/A
                                1999           0          0         0          0        121,458(i)      0             0

Robert H. Cuttriss..........    1997         N/A        N/A       N/A         N/A           N/A        N/A           N/A
  President of Interpro(d)      1998         N/A        N/A       N/A         N/A           N/A        N/A           N/A
                                1999      92,872     80,000         0          0         20,000(j)      0             0

------------------------------

(a) Excludes other compensation, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of such Named Executive Officers' annual compensation.

(b) Mr. Alexander's amounts represent $35,016 for interest and taxes payable as a result of a loan in fiscal year 1999, and $60,553 for interest and taxes payable as a result of a loan in fiscal year 1998. Mr. Rubizhevsky's amounts represent $25,404 for interest and taxes payable as a result of a loan in fiscal year 1999, and $25,946 for interest and taxes payable as a result of a loan in fiscal year 1998.

(c) Dr. Burden became an officer of the Company effective January 1999.

(d) Interpro was acquired effective May 1, 1998. Prior to May 1, 1998,
    Dr. Cuttriss was not an Isonics Corporation employee. The bonus paid to Dr. Cuttriss in fiscal year 1999 was for back pay accrued prior to the acquisition of Interpro by Isonics Corporation.

(e) Options to purchase 25,000 shares of Common Stock were granted in April 1999 as consideration for delaying salary in March and April 1999, and are currently exercisable at $1 7/16 per share and expire April 26, 2004.

(f) Options to purchase 22,500 shares of Common Stock were granted in April 1999 as consideration for delaying salary in March and April 1999, and are currently exercisable at $1 7/16 per share and expire April 26, 2004.

(g) Options to purchase 15,625 shares of Common Stock were granted in April 1999 as consideration for delaying salary in March and April 1999, and are currently exercisable at $1 7/16 per share and expire April 26, 2004.

(h) Options to purchase 71,429 shares of Common Stock were granted upon beginning employment with the Company (of which 42,854 have vested as of February 10, 2000, and continue to vest at a rate of 5% per quarter) in January 1997. Dr. Burden was not an executive officer at the time of this award. Dr. Burden became an executive officer in January 1999.

(i) Options to purchase 100,000 shares of Common Stock were granted in January 1999 as consideration for Dr. Burden's promotion to vice president in January 1999, with an exercise price of $1.10 per share (of which 40,000 have vested as of February 10, 2000, and continue to vest at a rate of 5% per quarter). Options to purchase 21,458 shares of Common Stock were granted in April 1999 as consideration for delaying salary in March and April 1999, and are currently exercisable at $1 7/16 per share and expire April 26, 2004.

(j) Options granted in May 1998 in connection with the acquisition of Interpro by Isonics Corporation are currently exercisable at $2.00 per share and expire May 1, 2003.

    In October 1996, Isonics adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and the Company are entitled (at their own discretion) to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits. On November 1, 1999, the Isonics Corporation 401(k) plan was merged with the Interpro 401(k) plan.

    There are no written plans to pay bonuses or deferred compensation to employees of the Company except those expressly stated in the following section.

    Isonics has adopted medical, dental, and life insurance plans for our employees and their dependents at our cost. In some cases the Company also provide discretionary disability and other insurance plans for the benefit of our employees.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
  AGREEMENTS

    In September 1997, the Company entered into employment agreements with James
E. Alexander and Boris Rubizhevsky. The agreements have a term of four years and provide for annual salaries of $200,000 and $180,000, respectively. By resolution of the Board made on January 30, 2000, both Mr. Alexander and Mr. Rubizhevsky received salary increases commencing February 1, 2000, equal to 20% of their current salary. The salary increases were granted in recognition of their performance for the Company and the fact that neither Mr. Alexander nor Mr. Rubizhevsky had received salary increase in approximately two and one-half years. Either the Company or the officer may terminate the agreement at any time upon notice to the other party. Under the agreements, the officer is entitled to receive incentive compensation up to 50% of the officer's annual salary, as approved by the Company pursuant to such executive compensation plan as the Company may approve. The agreements provide that upon a termination of employment other than for cause (as defined in the agreements), the officer is entitled to severance compensation of 18 months of his salary, paid at the same time as salary payments, 25% of the officer's annual prevailing salary, paid upon termination, and in addition all outstanding stock options held by the officer will be accelerated and will become exercisable in full and the Company's right of repurchase will terminate with respect to such shares. The agreements provide for similar accelerated vesting of outstanding stock options upon a change in control of the Company.

    The Company has also entered into employment agreements with Dr. Daniel J. Grady and Dr. Stephen J. Burden. The agreements have an indefinite term and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which the Company will review annually. Under the each agreement, Dr. Grady and Dr. Burden are entitled to participate in the Company's standard plans and policies. The agreements also include confidentiality and invention assignment provisions.

    Mr. Brantley J. Halstead was hired as Chief Financial Officer in
March 1999. Mr. Halstead has entered into an employment agreement with the Company. The agreement has an indefinite term and provides for at-will employment, terminable at any time by either party. The agreement provides for a rate of annual compensation of $96,000, which the Company will review annually. Under the agreement, Mr. Halstead is entitled to participate in the Company's standard plans and policies. The agreement also includes confidentiality and invention assignment provisions.

STOCK OPTIONS AND OPTION PLANS

    The Company grants options to executive officers, employees and consultants under the following plans (collectively the "Plans"):

    (a) 1996 Stock Option Plan which has been terminated, but as to which, there are options outstanding.

    (b) 1996 Executives' Equity Incentive Plan (the "Executives' Plan") authorized the grant of options to purchase 225,000 stock options, which after being adjusted for stock splits that occurred following the adoption of the plan resulted in 570,000 shares. The options granted may be either incentive stock options if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. This plan was approved by the directors in September 1996 and by the shareholders in October 1996.

    (c) 1996 Equity Incentive Plan (the "Employees' Plan") authorized the grant of options to purchase 50,000 stock options, which after being adjusted for stock splits that occurred following the adoption of the plan resulted in 150,000 shares. The options granted may be either incentive stock options if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. This plan was approved by the directors in September 1996 and by the shareholders in October 1996.

    (d) 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") authorized employee purchase of up to 200,000 shares of the Company's Common Stock, none of which has been purchased to date, although funds therefor have been received by the Company. This plan was approved by the directors in August 1998, and by the shareholders in October 1998.

    As of February 29, 2000, options to purchase a total of 380,583 shares, 79,638 shares, and 488,356 shares respectively, were outstanding under the Executives' Plan, Employees' Plan, and 1996 Stock Option Plan, and options to purchase 189,417 shares, 70,362, and 0 shares, respectively, remained available for grant.

    Isonics has not adopted any other stock option or stock appreciation rights plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    The following options were granted to executive officers named in the compensation table during the fiscal year ended April 30, 1999. The Company did not grant any stock appreciation rights to any person during fiscal year 1999 or subsequently. There was no exercise of options or SARs during the fiscal year ended April 30, 1999.

                                             NUMBER OF       PERCENT OF
                                             SECURITIES    TOTAL OPTIONS/
                                             UNDERLYING     SARS GRANTED
                                            OPTIONS/SARS    TO EMPLOYEES    EXERCISE PRICE
NAME AND PRINCIPAL POSITION                 GRANTED (#)    IN FISCAL YEAR       ($/SH)       EXPIRATION DATE
---------------------------                 ------------   --------------   --------------   ---------------
James E. Alexander
  President & CEO.........................      25,000           7.1%           1$7/16         April 2004
Boris Rubizhevsky
  Senior Vice President...................      22,500           6.3%           1$7/16         April 2004
Daniel J. Grady
  Vice President..........................      15,625           4.4%           1$7/16         April 2004
Stephen J. Burden                               21,458                          1$7/16         April 2004
  Vice President..........................     100,000          33.9%            $1.10       January 2004
Robert H. Cuttriss
  President of Interpro...................      20,000           5.6%            $2.00         April 2003

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
  VALUES

    No officer exercised stock options during the fiscal year ended April 30, 1999, or subsequently. The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other such named officers and persons on April 30, 1999.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                   SHARES                       OPTIONS/SARS          IN-THE-MONEY OPTIONS/SARS
                                 ACQUIRED ON    VALUE         AT APRIL 30, 1999           AT APRIL 30, 1999
NAME AND PRINCIPAL POSITION      EXERCISE(#)   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------------------      -----------   --------   -------------------------   -------------------------
James E. Alexander
  President & CEO(a)...........        0           0                    25,000/0            $53,125.00/$0.00
Boris Rubizhevsky
  Senior Vice
  President(a)(b)..............        0           0                    22,500/0            $47,812.50/$0.00
Daniel J. Grady
  Vice President(a)............        0           0                   222,965/0           $651,851.78/$0.00
Stephen J. Burden
  Vice President...............        0           0              78,599/114,288           $166,991/$257,822
Robert H. Cuttriss
  President of Interpro........        0           0                    20,000/0                  $31,350/$0

------------------------

(a) Does not include 45,455 shares of Common Stock awarded to Mr. Alexander, 36,364 shares of Common Stock awarded to Mr. Rubizhevsky, and 14,545 shares of Common Stock awarded to Dr. Grady in January 1999. These were stock grants and not grants of stock options.

(b) Does not include 33,333 warrants obtained in a private transaction completed in July 1999.

LONG TERM INCENTIVE COMPENSATION PLANS, AND DEFINED BENEFIT AND ACTUARIAL PLANS

    Isonics has no long term incentive compensation plans, defined benefit plans, or actuarial plans.

COMPENSATION OF DIRECTORS

    The Company's directors were not compensated for their services during fiscal year 1999, or subsequently during calendar year 1999. However, each director was reimbursed for travel and related expenses associated with Board of Directors' meetings. In January 2000, it was agreed to compensate non-employee directors $2,000 for attending Board of Directors' meetings in person and $500 for attending Board of Directors' meetings telephonically beginning January 1, 2000.

    The 1998 Directors' Plan (the "Directors' Plan") authorized each person serving as a member of the Board who is not an employee of the Company to receive options to purchase 20,000 shares of Isonics' Common Stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an employee of Isonics. The exercise price for the options is the Fair Market Value (as defined in the Executives' Plan) on the date such person becomes a director and the options are exercisable for five years from such date. The options granted under the Directors' plan vest immediately upon the date of the grant. In the event a Director resigns or is not re-elected to the Board, failure to exercise the options in three months results in the options' termination prior to the expiration of their term. Although the Directors adopted the plan in 1998, the Board formalized the plan by resolution in January 2000.

    Under the Directors' Plan the following individuals have been granted options:

    (a) On May 21, 1998, Lindsay Gardner received 20,000 options exercisable at $2.3750 per share through May 21, 2003.

    (b) On August 1, 1998, Richard Parker received 20,000 options exercisable at $1.65 per share through August 1, 2003.

    (c) On October 5, 1998, as a result of their re-election to the Board of Directors Ms. Gardner and Mr. Parker each received options to acquire an additional 10,000 shares exercisable at $1.1875 per share through October 5, 2003.

    (d) On January 30, 2000, Larry J. Wells received 20,000 options exercisable at $7.3125 per share through January 29, 2005.

    As of February 29, 2000, options to purchase a total of 80,000 shares were outstanding under the Directors' Plan. Isonics does not have any other arrangements pursuant to which it compensates the Directors for acting in their capacities as such.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    The following sets out information regarding transactions between officers, directors and significant shareholders of the Company during the most recent two fiscal years and during the subsequent fiscal year.

CORPORATE LOANS TO OFFICERS

    During the fiscal years ended April 30, 1998 and 1999, the Company had loans outstanding to two officers. The funds had been advanced to the officers to allow them to exercise options prior to the Company's Initial Public Offering. The options were exercised in September 1996, in part, to allow the Company to establish a pool of shares available for future awards pursuant to the Plans in amounts that comply with the guidelines established by certain state blue sky authorities. Interest was charged on these loans at a rate of 6.6% per annum. In minutes effective October 31, 1999 and January 30, 2000, the Board of Directors agreed to forgive a portion of the current interest and principal due and to accept the Company's Common Stock, owned by the officers, in payment of the remaining balance owed. The amount owed by Mr. Alexander, that was forgiven by the Board of Directors, in October 1999, was $74,038.54. The amount owed by Mr. Rubizhevsky, that was forgiven by the Board of Directors, in October 1999, was $60,534.23. Both amounts were paid in December 1999. In both cases the amount forgiven was treated as bonus compensation to Mr. Alexander and Mr. Rubizhevsky. Both officers surrendered 30,437 shares of the Company's Common Stock each to pay off $175,012.33 in accumulated interest and principal ($10,012.33 in interest and $165,000.00 in principal each). As of February 29, 2000 the Company had no loans receivable outstanding with its officers or employees. Please refer to the following schedule.

                                                            JAMES E. ALEXANDER     BORIS RUBIZHEVSKY
                                                             PRESIDENT & CEO     SENIOR VICE PRESIDENT
                                                            ------------------   ---------------------
Balance as of May 1, 1997.................................      $198,570.46           $167,570.46
FY 1998 Borrowings(a).....................................        86,662.35             59,812.86
FY 1998 Repayments(a).....................................        53,207.42              4,040.88
                                                                -----------           -----------
Balance as of April 30, 1998..............................      $232,025.39            223,342.44
FY 1999 Borrowings(a).....................................         8,360.78              3,750.51
FY 1999 Repayments(a).....................................         4,025.79              3,767.73
                                                                -----------           -----------
Balance as of April 30, 1998..............................      $236,360.38           $223,325.22
FY 2000 Borrowings(a).....................................         7,690.49              7,221.34
FY 2000 Repayments(a).....................................       244,050.87            230,546.56
                                                                -----------           -----------
Balance as of Feb. 10, 2000...............................      $      0.00           $      0.00

------------------------

(a) Includes interest accrued and paid. Amounts are aggregated.

CORPORATE LOANS FROM OFFICERS AND EMPLOYEES

    On occasion during the fiscal years ended April 30, 1998 and 1999, officers and employees of the Company loaned the Company funds. The following schedule summarizes these borrowing and repayments.

                                            BALANCE AS OF      FY 1998         FY 1998       BALANCE AS OF
NAME AND PRINCIPAL POSITION                  MAY 1, 1997    BORROWINGS(A)   REPAYMENTS(A)   APRIL 30, 1998
---------------------------                 -------------   -------------   -------------   ---------------
James E. Alexander .......................   $      0.00     $ 25,000.00     $ 25,000.00         $0.00
  President & CEO
Boris Rubizhevsky ........................   $      0.00     $      0.00     $      0.00         $0.00
  Senior Vice President
Daniel J. Grady ..........................   $      0.00     $ 15,600.00     $ 15,600.00         $0.00
  Vice President
Stephen J. Burden ........................   $      0.00     $ 86,821.92     $ 86,821.92         $0.00
  Vice President(b)
Lindsay Gardner ..........................   $      0.00     $122,880.28     $122,880.28         $0.00
  Director(c)
Jacques J. Delente........................   $150,000.00     $ 13,020.55     $163,020.55         $0.00

------------------------

(a) Includes interest accrued and paid through April 30, 1998. Amounts are aggregated.

(b) Dr. Burden was also granted warrants exercisable for 40,951 shares of Common Stock issued in connection with a private placement (the "Placement I") of 12% nonconvertible promissory notes and warrants to purchase Common Stock of the Company in September 1997.

(c) Ms. Gardner was also granted warrants exercisable for 91,001 shares of Common Stock issued in connection with Placement I of 12% nonconvertible promissory notes and warrants to purchase Common Stock of the Company in September 1997.

(d) Dr. Delente was also granted warrants exercisable for 122,853 shares of Common Stock issued in connection with Placement I of 12% nonconvertible promissory notes and warrants to purchase Common Stock of the Company in September 1997.

                                            BALANCE AS OF      FY 1999         FY 1999       BALANCE AS OF
NAME AND PRINCIPAL POSITION                  MAY 1, 1998    BORROWINGS(A)   REPAYMENTS(A)   APRIL 30, 1999
---------------------------                 -------------   -------------   -------------   ---------------
James E. Alexander .......................      $0.00        $     0.00       $     0.00       $     0.00
  President & CEO
Boris Rubizhevsky ........................      $0.00        $44,290.20       $     0.00       $44,290.20
  Senior Vice President
Daniel J. Grady ..........................      $0.00        $47,100.00       $47,100.00       $     0.00
  Vice President
Stephen J. Burden ........................      $0.00        $     0.00       $     0.00       $     0.00
  Vice President
Lindsay Gardner ..........................      $0.00        $     0.00       $     0.00       $     0.00
  Director
Jacques J. Delente........................      $0.00        $93,000.00       $48,000.00       $45,000.00

------------------------

(a) Includes interest accrued and paid through April 30, 1999. Amounts are aggregated.

                                            BALANCE AS OF      FY 2000         FY 2000      BALANCE AS OF
NAME AND PRINCIPAL POSITION                  MAY 1, 1999    BORROWINGS(A)   REPAYMENTS(A)   FEB. 29, 2000
---------------------------                 -------------   -------------   -------------   -------------
James E. Alexander .......................   $     0.00      $     0.00       $     0.00        $0.00
  President & CEO
Boris Rubizhevsky ........................   $44,290.20      $ 8,858.04       $53,214.24        $0.00
  Senior Vice President(b)
Daniel J. Grady ..........................   $     0.00      $     0.00       $     0.00        $0.00
  Vice President
Stephen J. Burden ........................   $     0.00      $57,500.00       $57,500.00        $0.00
  Vice President(c)
Lindsay Gardner ..........................   $     0.00      $     0.00       $     0.00        $0.00
  Director
Jacques J. Delente........................   $45,000.00      $13,500.00       $58,500.00        $0.00

------------------------

(a) Includes interest accrued and paid through February 29, 2000. Amounts are aggregated.

(b) Mr. Rubizhevsky's note to the company was converted into 66,666 shares of Common Stock underlying 33,333 shares of Series A Convertible Preferred Stock and 33,333 warrants issued in connection with a second private placement (the "Placement II") of Series A Convertible Preferred Stock and warrants to purchase Common Stock of the Company on July 30, 1999.

(c) Dr. Burden's note to the company was converted into 66,666 shares of Common Stock underlying 33,333 shares of Series A Convertible Preferred Stock and 33,333 warrants issued in connection with Placement II on July 30, 1999.

    Mr. Hegener had a loan payable to him from the Company in the amount of $438,314 resulting from the 1998 purchase of Chemotrade by Isonics. Isonics issued to Mr. Hegener 35,000 warrants to purchase Common Stock at $3.00 per share through June 30, 2004 to compensate him for a late loan payment.

                              INDEPENDENT AUDITORS

    The independent accounting firm of Grant Thornton LLP, was selected by the Board of Directors with respect to audit of the consolidated financial statements of the company for the fiscal year ending April 30, 1999, as well as many prior fiscal years. A representative of Grant Thornton LLP, is expected to be present at the annual meeting.

                          PROPOSALS FROM SHAREHOLDERS

    The Company expects to hold its 2000 Annual Meeting of Shareholders in October or November, 2000. Proposals from shareholders intended to be presented at the next Annual Meeting of shareholders should be addressed to the Company at ISONICS CORPORATION, Attention: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403 and must be received by the Company by August 31, 2000. Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

                         ANNUAL REPORT TO SHAREHOLDERS

    This proxy statement is being accompanied by the Company's annual report to shareholders. The annual report to shareholders does include the audited financial statements for the Company.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

    THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED APRIL 30, 1999, ITS QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED JANUARY 31, 2000, AND OTHER REPORTS FILED BY ISONICS UNDER THE

SECURITIES EXCHANGE ACT OF 1934, ARE AVAILABLE TO ANY SHAREHOLDER AT NO COST UPON REQUEST TO: CORPORATE SECRETARY, 5906 MCINTYRE STREET, GOLDEN, CO 80403, OR BY TELEPHONE: (303) 279-7900.

                                 OTHER MATTERS

    Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                          By Order of the Board of Directors:

                                          ISONICS CORPORATION
                                          James E. Alexander, PRESIDENT

                              ISONICS CORPORATION
                              5906 MCINTYRE STREET
                                GOLDEN, CO 80403

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James E. Alexander and Boris Rubizhevsky, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock or Preferred Stock of ISONICS CORPORATION held of record by the undersigned on February 29, 2000, at the Annual Meeting of Shareholders to be held on April 26, 2000 and at any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS  FOR all nominees listed below                       WITHHOLD AUTHORITY
                            (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /        TO VOTE FOR ALL NOMINEES LISTED BELOW / /

(INSTRUCTION) TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW.)

    James E. Alexander / /    Boris Rubizhevsky / /    Lindsay A. Gardner / /
               Richard Parker / /               Larry J. Wells / /

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (OVER)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                           Date: ,2000

                                                           Signature

                                                           Signature if held jointly

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE